Oppenheimer New Jersey Municipal Fund

REPORT HIGHLIGHTS

Fund Objective
Oppenheimer New Jersey Municipal Fund seeks as high a level of current interest income exempt from federal and New Jersey income taxes for individual investors as is consistent with preservation of capital.

CONTENTS
1	President’s Letter
3	An Interview with Your Fund’s Managers
8	Financial Statements
25	Officers and Trustees

Cumulative Total Returns*
	For the Six-Month Period Ended 1/31/01
	Without	With
	Sales Chg.	Sales Chg.

Class A	5.98%	0.95%

Class B	5.57	0.57

Class C	5.58	4.58

Average Annual Total Returns*
	For the 1-Year Period Ended 1/31/01
	Without	With
	Sales Chg.	Sales Chg.

Class A	11.78%	6.47%

Class B	11.04	6.04

Class C	10.94	9.94

*See page 7 for further details.

PRESIDENT’S LETTER
Dear Shareholder,
The year 2000 was one to remember, both for the performance of the financial markets and the lessons it presented to all investors.
In many ways, 2000 was a study in contrasts. Many stocks experienced sharp declines, while municipal and high quality bonds performed strongly. The year began with unrestrained enthusiasm for technology stocks in particular, and growth stocks in general, but ended with value-oriented stocks providing better performance.
Market conditions shifted dramatically during 2000. When the year began, the economy was growing rapidly, raising concerns that long-dormant inflationary pressures might resurface. By mid-year, however, after a series of interest rate hikes by the Federal Reserve Board (the Fed), the economy began to slow—triggering fears of a potential recession. The slowing economy generally hurt the stock market and benefited high quality bonds.
     The lessons provided by a volatile and difficult year reinforced many of the basic investment principles we have discussed in this letter from time to time. In 2000, market volatility was a powerful reminder of the importance of investment diversification—the time-honored strategy of spreading risk among various asset classes, industry groups and investment styles. In additi on, actively managed funds generally outperformed passive index funds, as research-intensive security selection again made a critical difference for portfolio returns. Perhaps most important, the markets in 2000 confirmed that sound business fundamentals, rather than investment fads, are a more powerful determinant of investment success over the long term.
     Looking forward, we are cautiously optimistic. Our caution arises from expectations that the economy will grow only moderately during the first half of 2001. The Fed, already more concerned about a potential recession than inflation, reversed its monetary policy of the past 18 months by reducing key short-term interest

1 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

PRESIDENT’S LETTER

rates. This rate cut, combined with the possibility of future interest rate reductions and a federal income tax cut, may help the economy achieve a “soft landing.”
     Our current situation has mixed implications for stocks and bonds. While slowed growth may mean decelerated corporate earnings growth, lower interest rates could bolster stock valuations. Similarly, slower economic growth has helped interest-rate-sensitive securities, such as U.S. Government securities, but may have a negative effect on credit-sensitive corporate bonds.
     In overseas markets, we believe potential investment opportunities may reside in Europe, which appears to be experiencing slow, steady growth bolstered by the strengthening euro and falling oil prices. Signs are less encouraging in Japan, where the economy generally remains weak. Lower interest rates a re buoying the economies of the emerging markets—but slowing growth, plus Mideast tensions, could cast a shadow over these regions.
     In this uncertain environment, we intend to adhere to the same proven investment principles that have driven our funds’ past success: broad diversification to help reduce risk, an unwavering focus on business fundamentals to seek likely winners, and a long-term perspective that preserves the integrity of each fund’s investment approach. Regardless of the short-term movements of the financial markets, these principles—fundamental parts of The Right Way to Invest—should serve investors well in 2001 and beyond.

Sincerely,

Bridget A. Macaskill

February 22, 2001

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to pred ict or depict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow. Stocks and bonds have different types of investment risks; for example, stocks are subject to price changes from market volatility and other factors and bonds are subject to credit and interest rate risks.

2 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND’S MANAGERS

How did Oppenheimer New Jersey Municipal Fund perform over the first half of fiscal 2001?
A. Thanks to a rally in the high quality sectors of the municipal bond market, the Fund performed well in the six months that ended January 31, 2001. Strong results for the high quality bonds in the portfolio more than offset credit-related losses for several of the Fund’s high yield bonds.

What created the favorable conditions in the municipal bond market?
One major factor was a downshift in the rate of economic growth. Indications that the economy was expanding more slowly recently (2.4% annualized rate in the third quarter of 2000) than it had in the previous year (4% in 1999) spurred a rally in the bond markets.
     Between mid-1999 and mid-2000, the Federal Reserve had raised key short-term interest rates six times, in an attempt to keep economic growth and inflation at moderate, sustainable rates. By the second half of 2000, it had become apparent that the Fed was succeeding. Investors reasoned that, as the economy lost its vigor, the Fed would cut interest rates to stimulate investment and spending. Anticipating this shift, they allowed bond yields t o decline. Since bond yields and bond prices move in opposite directions, the markets rallied.
     The New Jersey municipal markets received an extra boost from a tight supply-demand relationship. With state tax revenues at high levels, municipalities didn’t need new debt to fund their growth, so new bond issuance in 2000 was lower than in prior years. Meanwhile, demand for tax-exempt bonds was high and growing. The combination of short supply and increased demand helped to keep prices high, especially the prices of high quality bonds, which carry less risk and are thus more popular with individual investors. As you might expect in this scenario, the higher quality bonds in the portfolio were the largest contributors to performance.

3 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND’S MANAGERS

Why didn’t high yield bonds participate in the rally?
Many high yield municipal bonds are industrial development securities backed by for-profit corporations and issued by municipalities, or are backed by healthcare institutions. As such, these bonds are sensitive to corporate profitability trends. During the six-month period, the changing economy, rising energy prices and a shifting political scene put profit pressures on certain industries. For instance, airlines struggled with labor and wage problems and high fuel prices. Hospitals, already suffering from cutbacks in government reimbursements, were confronted with a new administration whose policies about Medicare payments are unclear. Moreover, in New Jersey, an overabundance of hospital beds has increased competition and squeezed profits, and there was some con troversy over how charitable care by hospitals was reimbursed. Several of the Fund’s airline and healthcare holdings were negatively impacted by these trends and issues.

What changes did you make to the Fund during this period?
We assumed day-to-day management responsibilities for the Fund on August 28, 2000. Since then we have made a series of modest adjustments to achieve a more stable balance of the various risks in the portfolio. For instance, with rates falling, we invested in bonds with call protection. And we made a move to reduce the portfolio’s susceptibility to creditworthiness problems, by adding higher quality bonds and trimming high yielding, credit-sensitive bonds. To compensate for the loss of yield, we focused on the “sweet spot” in the yield curve—the maturities providing the best yield for the level of risk assumed. M ost recently, that meant bonds in the 15- to 20-year maturity range.

4 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

We also invested in U.S. territory bonds, which provide tax-exempt income to New Jersey residents. Because municipal bonds were in short supply in many states and a large number of state-specific funds can invest in territory bonds as an alternative, the demand was high. As a result, these turned out to be among the best-performing issues in the portfolio.
Average Annual Total Returns with Sales Charges
What is your outlook for the municipal market in the new fiscal year?
On January 3, the Fed reduced its target for the federal funds rate by 0.50% and on January 31, by another 0.50%. We believe the Fed is likely to continue easing, but not for long. While the economy clearly is losing momentum, we don’t foresee a crash-landing. As of this writing, there has been no significant falloff in employment rates. This is an important indicator of economic strength, because higher unemployment leads to reduced spending by consumers and lower tax revenues. Meanwhile, New Jersey is in fine fiscal shape, and its service-driven economy has yet to feel the major effects of slower economic growth. Lower interest rates may induce some municipalities to issue new debt, but we don’t anticipate a large increase in supply.
			We believe the market has already factored in several interest rate cuts and will now move in a relatively narrow price range, provided there are no major surprises from the new administration. We will watch to see how healthcare legislation plays out, since New Jersey may be more greatly affected than other states by changes in this industry.
For the Periods Ended 12/31/00[1]
Class A 1-Year	5-Year	Since Inception

4.18%	3.32%	3.74%
Class B 1-Year	5-Year	Since Inception

3.55%	3.25%	3.79%
Class C 1-Year	5-Year	Since Inception

7.45%	3.54%	4.09%

Standardized Yields For the 30 Days Ended 1/31/01[2]

Class A		4.59%

Class B		4.05

Class C		4.05
1. See page 7 for further details.
2. Standardized yield is based on net investment income for the 30-day period ended January 31, 2001. Falling share prices will tend to artificially raise yields.

			5 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND’S MANAGERS

In the meantime, we plan to stay the course, remaining vigilant about credit exposure and seeking ways to augment yield by finding the best position on the yield curve. This well-balanced approach to seeking tax-exempt income is what makes Oppenheimer New Jersey Municipal Fund part of The Right Way to Invest.

	Top Five Industries[4]
Credit Allocation[3]
	Municipal Leases	14.2%

	Adult Living Facilities	10.9

	General Obligation	10.5

	Marine/Aviation Facilities	10.4

	Higher Education	9.7

3. Portfolio data is subject to change. Percentages are as of January 31, 2001, and are dollar-weighted based on total market value of investments. Securities rated by any rating organization are included in the equivalent Standard & Poor’s rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization (currently 14.1% of total investments) but which the ratings given above have been assigned by the Manager for internal purposes as being comparable, in the Manager’s judgment, to securities rated by a rating agency in the same category.
4. Portfolio is subject to change. Percentages are as of January 31, 2001, and are based on total market value of investments.

	6 | OPPENHEIMER NEW JERSEY MU NICIPAL FUND

NOTES

In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund’s performance may be subject to fluctuations and current performance may be less than the results shown. For quarterly updates on the Fund’s performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website at www.oppenheimerfunds.com.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not show the effects of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Class A shares were first publicly offered on 3/1/94. The average annual total returns are shown net of the applicable 4.75% maximum initial sales charge.

Class B shares of the Fund were first publicly offered on 3/1/94. The average annual total returns are shown net of the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the “life-of-class” return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 8/29/95. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.

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STATEMENT OF INVESTMENTS Unaudited
	Ratings: Moody’s/ S&P/Fitch	Principal Amount	Market Value See Note 1

Municipal Bonds and Notes–97.6%

New Jersey–81.8% Atlantic City, NJ Refunding COP, Public Facilities Lease Agreement, FGIC Insured, 6%, 3/1/13	Aaa/AAA/AAA	$2,900,000	$3,300,461

Delaware River, NJ & PA POAU RB, FSA Insured, 6%, 1/1/18	Aaa/AAA/AAA	3,500,000	3,832,150

Haddonfield, NJ SDI GOUN, Series C, MBIA Insured, 5%, 8/1/20	Aaa/AAA/AAA	500,000	501,200

Hudson Cnty., NJ MUAU System RB, Prerefunded, 11.875%, 7/1/06	Aaa/AAA	515,000	566,505

Hudson Cnty., NJ Solid Waste System Improvement Authority RRB, Series1, 6%, 1/1/29	NR/BBB–	1,000,000	923,260

Lopatcong Township, NJ BOE GOUN, FSA Insured, 5.70%, 7/15/19	Aaa/AAA/AAA	635,000	678,364

Middlesex Cnty., NJ Improvement Authority Utility System RRB, Perth Amboy Franchise Project, Series A, AMBAC Insured, 5%, 9/1/29	Aaa/AAA/AAA	1,000,000	975,300

Middlesex Cnty., NJ Improvement Authority Utility System RRB, Perth Amboy Franchise Project, Series B, AMBAC Insured, Zero Coupon, 5.63%, 9/1/21 [1]	Aaa/AAA/AAA	4,500,000	1,540,935

Newark, NJ GOB, School Qualified Bond Act, MBIA Insured, 5.30%, 9/1/08	Aaa/AAA	1,000,000	1,066,510

NJ EDAU ED RB, United Methodist Homes, 5.75%, 7/1/29	NR/BBB–	1,250,000	993,013

NJ EDAU PC RB, Public Service Electric & Gas Co. Project, Series A, MBIA Insured, 6.40%, 5/1/32	Aaa/AAA	500,000	530,280

NJ EDAU Retirement Community RB, Series A, 8%, 11/15/15	NR/NR	2,100,000	2,056,950

NJ EDAU RRB, First Mtg. Franciscan Oaks Project, 5.70%, 10/1/17	NR/NR	2,000,000	1,668,800

NJ EDAU RRB, Sr. Mtg., Arbor Glen, Series A, 5.875%, 5/15/16	NR/NR	2,870,000	2,367,807

NJ EDAU RRB, United Methodist Homes, 5.125%, 7/1/25	NR/BBB–	1,900,000	1,449,662

NJ EDAU SPF RB, Continental Airlines, Inc. Project, 6.25%, 9/15/29	Ba2/BB	3,000,000	2,782,230

NJ EDAU Water Facilities RB, American Water Co., Inc. Project, Series A, FGIC Insured, 6.875%, 11/1/34	Aaa/AAA/AAA	500,000	545,980

NJ Educational FA RB, Princeton University, Series E, 5%, 7/1/18	Aaa/AAA	3,460,000	3,486,988

NJ Educational FA RRB, Monmouth University, Series C, 5.80%, 7/1/22	Baa2/BBB	1,000,000	1,027,330

NJ Educational FA RRB, Princeton University, Series H, 5.25%, 7/1/26	Aaa/AAA	1,000,000	1,012,930

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	Ratings: Moody’s/ S&P/Fitch	Principal Amount	Market Value See Note 1

New Jersey Continued NJ HCF FAU RB, Centrastate Medical Center, Series A, AMBAC Insured, 6%, 7/1/21	Aaa/AAA/AAA	$ 100,000	$ 101,076

NJ HCF FAU RB, Columbus Hospital, Series A, 7.50%, 7/1/21	B2/B	2,000,000	1,730,820

NJ HCF FAU RB, Southern Ocean Cnty. Hospital, Series A, 6.25%, 7/1/23	Baa1/NR/BBB	1,000,000	929,530

NJ HCF FAU RB, St. Joseph’s Hospital & Medical Center, Series A, 6%, 7/1/26	NR/AAA	750,000	796,680

NJ HCF FAU RRB, Dover General Hospital & Medical Center, MBIA Insured, 7%, 7/1/03	Aaa/AAA	1,000,000	1,075,220

NJ HEAA Student Loan RB, Series A, MBIA Insured, 6%, 6/1/15	Aaa/AAA/AAA	1,000,000	1,077,340

NJ Mtg. & HFA MH RB, Series A, AMBAC Insured, 6.25%, 5/1/28	Aaa/AAA	1,000,000	1,049,720

NJ Mtg. & HFA RB, Home Buyer, Series J, MBIA Insured, 6.20%, 10/1/25	Aaa/AAA	190,000	196,445

NJ Mtg. & HFA RRB, Series 1, 6.70%, 11/1/28	NR/A+	85,000	88,564

NJ Mtg. HAU RB, Series U, 5.75%, 4/1/18	Aaa/AAA	1,000,000	1,048,570

NJ Sports & Exposition Authority Convention Center Luxury Tax RB, Series A, MBIA Insured, 6.25%, 7/1/20	Aaa/AAA	80,000	84,564

NJ SUEFS RB, Rowan University, Series B, FGIC Insured, 5.25%, 7/1/14	Aaa/AAA/AAA	1,485,000	1,550,533

NJ SUEFS RB, Rowan University, Series B, FGIC Insured, 5.25%, 7/1/15	Aaa/AAA/AAA	1,000,000	1,036,410

NJ Transportation COP, Series 15, AMBAC Insured, 5.86%, 9/15/14[2]	NR/AAA	2,500,000	3,078,975

NJ TUAU RRB, Series C, 6.50%, 1/1/16	A3/A–/A	950,000	1,109,040

NJ TUAU RRB, Series C, MBIA Insured, 6.50%, 1/1/09	Aaa/AAA	1,000,000	1,155,330

Passaic Valley, NJ Sewer System Commissioners GOUN, Series E, AMBAC Insured, 5.625%, 12/1/17	Aaa/NR/AAA	3,095,000	3,299,301

Paterson, NJ Public SDI COP, 5.75%, 11/1/19	Aaa/NR/AAA	2,000,000	2,145,280

PAUNYNJ Consolidated RB, 94th Series, 6%, 12/1/14	A1/AA–/AA–	200,000	212,018

PAUNYNJ RB, One Hundred Twenty Third Series, 5%, 7/15/22	A1/AA–	2,000,000	1,963,560

PAUNYNJ SPO RB, JFK International Air Terminal Project, Series 6, MBIA Insured, 7%, 12/1/12	Aaa/AAA/AAA	2,000,000	2,451,600

PAUNYNJ SPO RRB, KIAC–4 Project, Fifth Installment, 6.75%, 10/1/19	NR/NR	900,000	914,661

South Brunswick, NJ GOB, FGIC Insured, 5.675%, 12/1/19	Aaa/AAA/AAA	2,330,000	2,455,750

South Brunswick, NJ GOB, FGIC Insured, 5.675%, 12/1/20	Aaa/AAA/AAA	1,385,000	1,456,701

West Orange, NJ BOE COP, MBIA Insured, 5.625%, 10/1/19	Aaa/NR/AAA	2,500,000	2,645,725 64,960,068

9 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited/Continued
	Ratings: Moody’s/ S&P/Fitch	Principal Amount	Market Value See Note 1

U.S. Possessions–15.8% Guam PAU RB, Prerefunded, Series A, 6.30%, 10/1/22	NR/AAA	$ 185,000	$ 196,938

PR Childrens Trust Fund Asset Backed RB, 6%, 7/1/26	Aa3/A/A+	1,000,000	1,027,070

PR CMWLTH HTAU RB, Series Y, 5%, 7/1/36	Baa1/A	1,000,000	965,860

PR Industrial, Tourist, Educational, Medical & Environmental Control Facilities RB, Cogen Facilities AES Puerto Rico Project, 6.625%, 6/1/26	Baa2/NR/BBB	965,000	1,020,748

PR Industrial, Tourist, Educational, Medical & Environmental Control Facilities RB, Polytechnic University Project, Series A, 6.50%, 8/1/24	NR/BBB–	395,000	409,722

PR Municipal FAU GOB, 6.886%, 8/1/15[2,3]	NR/NR	1,000,000	1,234,240

PR Municipal FAU GOB, Series PA–638A, 6.886%, 8/1/13[2,3]	NR/NR	1,075,000	1,308,415

University of Virgin Islands RB, Series A, 6%, 12/1/24	NR/A/A	1,000,000	1,020,260

Virgin Islands Housing FAU SFM RRB, Series A, 6.50%, 3/1/25	NR/AAA	135,000	139,012

Virgin Islands PFAU RB, Series A, 6.375%, 10/1/19	NR/BBB–	1,515,000	1,601,961

Virgin Islands PFAU RB, Sub. Lien, Series E, 6%, 10/1/22	NR/NR	1,500,000	1,459,995

Virgin Islands University BOE RB, Series A, 5.75%, 12/1/13	NR/A/A	620,000	645,054

Virgin Islands Water & PAU Electric Systems RRB, 5.375%, 7/1/10 Total Municipal Bonds and Notes (Cost $75,266,738)	NR/NR/BBB	1,470,000	1,519,304 12,548,579 77,508,647

Short-Term Tax-Exempt Obligations–0.9%
PAUNYNJ SPO RRB, Versatile Structure Obligation, Series 2, 4.15%, 2/1/01[2] (Cost $700,000)		700,000	700,000

Total Investments, at Value (Cost $75,966,738)		98.5%	78,208,647

Other Assets Net of Liabilities		1.5	1,180,949
Net Assets		100.0%	$79,389,596

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Footnotes to Statement of Investments To simplify the listings of securities, abbreviations are used per the table below:
BOE	Board of Education	MUAU	Municipal Utilities Authority
CMWLTH	Commonwealth	PAUNYNJ	Port Authority of New York & New Jersey
COP	Certificates of Participation	PAU	Power Authority
ED	Economic Development	PC	Pollution Control
EDAU	Economic Development Authority	PFAU	Public Finance Authority
FA	Facilities Authority	POAU	Port Authority
FAU	Finance Authority	RB	Revenue Bonds
GOB	General Obligation Bonds	RRB	Revenue Refunding Bonds
GOUN	General Obligation Unlimited Nts.	SDI	School District
HAU	Housing Authority	SFM	Single Family Mtg.
HCF	Health Care Facilities	SPF	Special Facilities
HEAA	Higher Education Assistance Agency	SPO	Special Obligations
HFA	Housing Finance Agency	SUEFS	State University Educational Facilities System
HTAU	Highway & Transportation Authority	TUAU	Turnpike Authority
MH	Multifamily Housing
1. Zero-coupon bond reflects the effective yield on the date of purchase.
2. Represents the current interest rate for a variable or increasing rate security.
3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $2,542,655 or 3.20% of the Fund’s net assets as of January 31, 2001.

As of January 31, 2001, securities subject to the alternative minimum tax amount to $11,756,586 or 14.81% of the Fund’s net assets.

Distribution of investments byindustry, as a percentage of total investments at value, is as follows:

Industry	Market Value	Percent

Municipal Leases	$ 11,170,441	14.2%
Adult Living Facilities	8,536,232	10.9
General Obligation	8,199,980	10.5
Marine/Aviation Facilities	8,109,408	10.4
Higher Education	7,602,284	9.7
Highways	7,062,380	9.0
Water Utilities	5,230,681	6.7
Hospital/Healthcare	4,633,326	5.9
Electric Utilities	3,651,651	4.7
Sewer Utilities	3,299,301	4.2
Education	3,088,143	3.9
Sales Tax	1,544,559	2.0
Single Family Housing	1,384,027	1.8
Multifamily Housing	1,138,284	1.5
Student Loans	1,077,340	1.4
Special Assessment	1,027,070	1.3
Resource Recovery	923,260	1.2
Pollution Control	530,280	0.7
Total	$78,208,647	100.0%
See accompanying Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES Unaudited

January 31, 2001

Assets
Investments, at value (cost $75,966,738)-see accompanying statement	$ 78,208,647

Cash	552,899

Receivables and other assets:
Interest	986,375
Shares of beneficial interest sold	652,590
Investments sold	42,389
Other	2,231
Total assets	80,445,131

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	738,620
Dividends	193,661
Trustees’ compensation	63,875
Distribution and service plan fees	9,691
Daily variation on futures contracts	9,100
Transfer and shareholder servicing agent fees	420
Other	40,168
Total liabilities	1,055,535

Net Assets	$79,389,596

Composition of Net Assets
Paid-in capital	$ 85,543,733

Overdistributed net investment income	(69,214)

Accumulated net realized loss on investment transactions	(8,326,832)

Net unrealized appreciation on investments	2,241,909
Net Assets	$79,389,596

Net Asset Value Per Share
Class A Shares: Net asset value and redemption price per share (based on net assets of $36,185,826 and 3,379,868 shares of beneficial interest outstanding)	$10.71
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$11.24

Class B Shares: Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $36,265,500 and 3,384,035 shares of beneficial interest outstanding)	$10.72

Class C Shares: Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $6,938,270 and 647,709 shares of beneficial interest outstanding)	$10.71
See accompanying Notes to Financial Statements.
12 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF OPERATIONS Unaudited

For the Six Months Ended January 31, 2001

Investment Income
Interest	$ 2,251,725

Expenses
Management fees	230,784

Distribution and service plan fees: Class A	24,508
Class B	161,217
Class C	30,973

Custodian fees and expenses	12,182

Transfer and shareholder servicing agent fees	11,181

Other	8,302
Total expenses	479,147
Less waiver of expenses	(76,928)
Less expenses paid indirectly	(11,919)
Net expenses	390,300

Net Investment Income	1,861,425

Realized and Unrealized Gain (Loss)
Net realized loss on: Investments	(790,382)
Closing of futures contracts	(72,461)
Net realized loss	(862,843)

Net change in unrealized appreciation on investments	3,315,565
Net realized and unrealized gain	2,452,722

Net Increase in Net Assets Resulting from Operations	$4,314,147
See accompanying Notes to Financial Statements.
13 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2001 (Unaudited)	Year Ended July 31, 2000

Operations
Net investment income	$ 1,861,425	$ 3,939,411

Net realized gain (loss)	(862,843)	(7,456,959)

Net change in unrealized appreciation (depreciation)	3,315,565	188,013
Net increase (decrease) in net assets resulting from operations	4,314,147	(3,329,535)

Dividends and/or Distributions to Shareholders
Dividends from net investment income: Class A	(856,182)	(1,895,546)
Class B	(745,309)	(1,697,365)
Class C	(144,093)	(371,483)

Distributions from net realized gain: Class A	–	(38,325)
Class B	–	(38,868)
Class C	–	(9,332)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions: Class A	3,100,684	(7,088,220)
Class B	(261,999)	(5,635,459)
Class C	(434,222)	(1,821,590)

Net Assets
Total increase (decrease)	4,973,026	(21,925,723)

Beginning of period	74,416,570	96,342,293
End of period (including overdistributed net investment income of $69,214 and $185,055, respectively)	$79,389,596	$74,416,570
See accompanying Notes to Financial Statements.
14 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended January 31, 2001 (Unaudited)	2000	1999	1998	1997	Year Ended July 31, 1996[1]

Per Share Operating Data
Net asset value, beginning of period	$10.36	$11.21	$11.58	$11.54	$11.10	$11.26

Income (loss) from investment operations: Net investment income	.29	.53	.55	.58	.62	.36
Net realized and unrealized gain (loss)	.33	(.82)	(.36)	.09	.45	(.16)

Total income (loss) from investment operations	.62	(.29)	.19	.67	1.07	.20

Dividends and/or distributions to shareholders: Dividends from net investment income	(.27)	(.55)	(.55)	(.59)	(.61)	(.36)
Distributions from net realized gain	–	(.01)	(.01)	(.04)	(.02)	–

Total dividends and/or distributions to shareholders	(.27)	(.56)	(.56)	(.63)	(.63)	(.36)

Net asset value, end of period	$10.71	$10.36	$11.21	$11.58	$11.54	$11.10

Total Return, at Net Asset Value[2]	6.00%	(2.47)%	1.57%	5.96%	9.99%	1.80%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$36,186	$31,937	$42,289	$33,060	$19,109	$11,354

Average net assets (in thousands)	$34,156	$35,286	$38,999	$24,909	$14,072	$10,036

Ratios to average net assets:[3] Net investment income	5.24%	5.26%	4.71%	4.94%	5.45%	5.49%
Expenses	0.83%	1.09%	1.10%	1.14%[4]	1.08%[4]	1.64% [4]
Expenses, net of indirect expenses and waiver of expenses	0.60%	0.79%	0.63%	0.38%	0.88%	0.97%

Portfolio turnover rate	12%	101%	70%	46%	12%	33%

1. For the seven months ended July 31,1996. The Fund changed its fiscal year end from December 31 to July 31.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.
15 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended January 31, 2001 (Unaudited)	2000	1999	1998	1997	Year Ended July 31, 1996[1]

Per Share Operating Data
Net asset value, beginning of period	$10.37	$11.21	$11.58	$11.53	$11.09	$11.25

Income (loss) from investment operations: Net investment income	.25	.47	.47	.50	.53	.31
Net realized and unrealized gain (loss)	.33	(.83)	(.37)	.09	.46	(.16)

Total income (loss) from investment operations	.58	(.36)	.10	.59	.99	.15

Dividends and/or distributions to shareholders: Dividends from net investment income	(.23)	(.47)	(.46)	(.50)	(.53)	(.31)
Distributions from net realized gain	–	(.01)	(.01)	(.04)	(.02)	–

Total dividends and/or distributions to shareholders	(.23)	(.48)	(.47)	(.54)	(.55)	(.31)

Net asset value, end of period	$10.72	$10.37	$11.21	$11.58	$11.53	$11.09

Total Return, at Net Asset Value[2]	5.59%	(3.11)%	0.81%	5.25%	9.18%	1.34%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$36,265	$35,338	$44,322	$33,062	$18,647	$9,740

Average net assets (in thousands)	$35,503	$38,064	$39,842	$25,556	$13,278	$7,774

Ratios to average net assets:[3] Net investment income	4.49%	4.50%	3.96%	4.17%	4.70%	4.70%
Expenses	1.58%	1.85%	1.85%	1.89%[4]	1.83%[4]	2.40% [4]
Expenses, net of indirect expenses and waiver of expenses	1.35%	1.55%	1.38%	1.14%	1.62%	1.74%

Portfolio turnover rate	12%	101%	70%	46%	12%	33%

1. For the seven months ended July 31,1996. The Fund changed its fiscal year end from December 31 to July 31.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.
16 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Class C	Six Months Ended January 31, 2001 (Unaudited)	2000	1999	1998	1997	Year Ended July 31, 1996[1]

Per Share Operating Data
Net asset value, beginning of period	$10.36	$11.21	$11.58	$11.53	$11.09	$11.25

Income (loss) from investment operations: Net investment income	.25	.46	.46	.50	.53	.30
Net realized and unrealized gain (loss)	.33	(.83)	(.36)	.09	.45	(.16)

Total income (loss) from investment operations	.58	(.37)	.10	.59	.98	.14

Dividends and/or distributions to shareholders: Dividends from net investment income	(.23)	(.47)	(.46)	(.50)	(.52)	(.30)
Distributions from net realized gain	–	(.01)	(.01)	(.04)	(.02)	–

Total dividends and/or distributions to shareholders	(.23)	(.48)	(.47)	(.54)	(.54)	(.30)

Net asset value, end of period	$10.71	$10.36	$11.21	$11.58	$11.53	$11.09

Total Return, at Net Asset Value[2]	5.59%	(3.20)%	0.81%	5.24%	9.11%	1.29%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,938	$7,142	$9,732	$6,463	$2,080	$132

Average net assets (in thousands)	$6,842	$8,198	$8,483	$3,631	$ 747	$ 74

Ratios to average net assets:[3] Net investment income	4.51%	4.51%	3.96%	4.20%	4.56%	4.66%
Expenses	1.58%	1.85%	1.85%	1.92%[4]	1.79%[4]	2.48% [4]
Expenses, net of indirect expenses and waiver of expenses	1.35%	1.55%	1.38%	1.12%	1.60%	1.81%

Portfolio turnover rate	12%	101%	70%	46%	12%	33%

1. For the seven months ended July 31,1996. The Fund changed its fiscal year end from December 31 to July 31.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.
17 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited

1. Significant Accounting Policies
Oppenheimer New Jersey Municipal Fund (the Fund) is a separate series of Oppenheimer Multi-State Municipal Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek as high a level of current interest income exempt from federal and New Jersey income taxes for individual investors as is consistent with preservation of capital. The Fund’s investment advisor is OppenheimerFunds, Inc. (the Manager).
The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting pr ivileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term “money market type” debt securities with remai ning maturities of sixty days or less are valued at amortized cost (which approximates market value).

Non-Diversification Risk. The Fund is “non-diversified” and can invest in the securities of a single issuer without limit. To the extent the Fund invests a relatively high percentage of its assets in the obligations of a single issuer or a limited number of issuers, the Fund is subject to additional risk of loss if those obligations lose market value or the borrower or issuer of those obligations defaults.
18 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carry-overs, to shareholders. Therefore, no federal income or excise tax provision is required. As of July 31, 2000, the Fund had available for federal income tax purposes an unused capital loss carryover as follows:
Expiring

2008	$1,327,407

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan for the Fund’s independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended January 31, 2001, a credit of $4,278 was made for the Fund’s projected benefit obligations resulting in an accumulated liability of $60,136 as of January 31, 2001.
The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the tr ustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the exdividend date.
19 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies Continued
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

Other. Investment transactions are accounted for as of trade date. Original issue discount is accreted and premium is amortized in accordance with federal income tax requirements. For municipal bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
     There are certain risks arising from geographic concentration in any state. Certain revenue or tax-related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
   ;   The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the Guide), as revised, effective for fiscal years beginning after December 15, 2000. The Fund is currently performing an analysis to determine any necessary accounting changes as a result of the Guide, which will be implemented during the fiscal year beginning August 1, 2001.
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
20 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

2. Shares of Beneficial Interest The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:
	Six Months Ended January 31, 2001		Year Ended July 31, 2000
	Shares	Amount	Shares	Amount

Class A
Sold	617,267	$ 6,478,681	920,509	$ 9,619,436
Dividends and/or distributions reinvested	44,254	464,551	104,515	1,090,118
Redeemed	(365,458)	(3,842,548)	(1,712,137)	(17,797,774)

Net increase (decrease)	296,063	$3,100,684	(687,113)	$(7,088,220)

Class B
Sold	344,311	$ 3,614,183	560,903	$ 5,829,198
Dividends and/or distributions reinvested	38,027	399,447	93,374	971,360
Redeemed	(407,364)	(4,275,629)	(1,199,632)	(12,436,017)

Net decrease	(25,026)	$ (261,999)	(545,355)	$(5,635,459)

Class C
Sold	101,356	$ 1,065,692	252,337	$ 2,644,095
Dividends and/or distributions reinvested	8,644	90,753	24,849	259,049
Redeemed	(151,573)	(1,590,667)	(455,982)	(4,724,734)

Net decrease	(41,573)	$ (434,222)	(178,796)	$(1,821,590)

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended January 31, 2001, were $9,980,128 and $9,042,510, respectively.

4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million, and 0.35% of average annual net assets in excess of $1 billion. The Manager has voluntarily undertaken to assume certain Fund expenses. The Manager can withdraw the voluntary waiver at any time. The Fund’s management fee for the six months ended January 31, 2001, was an annualized rate of 0.60%, before any waiver by the Manager if applicable.
21 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Fees and Other Transactions with Affiliates Continued
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. Prior to January 1, 2001, OFS performed these services on an at-cost basis. Beginning in January 2001, OFS is paid at an agreed upon per account fee.

Distribution and Service Plan Fees. Under its General Distributor’s Agreement with the Manager, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.
Six Months Ended	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor	Commissions on Class A Shares Advanced by Distributor[1]	Commissions on Class B Shares Advanced by Distributor[1]	Commissions on Class C Shares Advanced by Distributor[1]

January 31, 2001	$87,650	$17,012	$–	$127,803	$5,666
1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.
Six Months Ended	Class A Contingent Deferred Sales Charges Retained by Distributor		Class B Contingent Deferred Sales Charges Retained by Distributor		Class C Contingent Deferred Sales Charges Retained by Distributor

January 31, 2001	$–		$78,040		$–

     The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b–1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.15% of average annual net assets of Class A shares purchased. The Distributor makes payments t o plan recipients quarterly at an annual rate not to exceed 0.15% of the average annual net assets consisting of Class A shares of the Fund. For the six months ended January 31, 2001, payments under the Class A plan totaled $24,508 prior to Manager waiver if applicable, all of which were paid by the Distributor to recipients, and included $634 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
22 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor’s distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales char ge while allowing the Distributor to compensate dealers that sell those shares.
     The Distributor’s actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the six months ended January 31, 2001, were as follows:
	Total Payments Under Plan	Amount Retained by Distributor	Distributor’s Aggregate Unreimbursed Expenses Under Plan	Distributor’s Aggregate Unreimbursed Expenses as % of Net Assets of Class

Class B Plan	$161,217	$138,260	$1,395,384	3.85%
Class C Plan	30,973	4,624	110,627	1.59
23 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly-based securities indices (financial futures) or debt securities (interest rate futures) in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.
     The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed inco me securities.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
     Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.
Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

6. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
The Fund had no borrowings outstanding during the six months ended or at January 31, 2001.
24 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

OPPENHEIMER NEW JERSEY MUNICIPAL FUND

A Series of Oppenheimer Multi-State Municipal Trust

Officers and Trustees	Leon Levy, Chairman of the Board of Trustees
Donald W. Spiro, Vice Chairman of the Board of Trustees
Bridget A. Macaskill, Trustee and President
Robert G. Galli, Trustee
Phillip A. Griffiths, Trustee
Benjamin Lipstein, Trustee
Elizabeth B. Moynihan, Trustee
Kenneth A. Randall, Trustee
Edward V. Regan, Trustee
Russell S. Reynolds, Jr., Trustee
Clayton K. Yeutter, Trustee
Merrell Hora, Vice President
Jerry A. Webman, Vice President
Andrew J. Donohue, Secretary
Brian W. Wixted, Treasurer
Robert J. Bishop, Assistant Treasurer
Scott T. Farrar, Assistant Treasurer
Robert G. Zack, Assistant Secretary

Investment Advisor	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Custodian of Portfolio Securities	Citibank, N.A.

Independent Auditors	KPMG LLP

Legal Counsel	Mayer, Brown & Platt

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

For more complete information about Oppenheimer New Jersey Municipal Fund please refer to the Prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, NewYork, NY10048–0203.

©Copyright 2001OppenheimerFunds, Inc. All rights reserved.
25 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it’s automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance.[1] So call us today, or visit our website—we’re here to help.

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RS0395.001.0101 April 1,2001